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                                                                    Exhibit 99.7

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-82707 and 333-58491) of NorthWestern Corporation of our report dated February 22, 2002 relating to the financial statements of The Utility of The Montana Power Company and related subsidiaries and business trusts, consisting of the utility operations of The Montana Power Company, Montana Power Capital I, Discovery Energy Solutions, Inc., Canadian-Montana Pipe Line Corporation, Montana Power Services Company, One Call Locators, LLC., Montana Power Natural Gas Funding Trust and Colstrip Community Services Company, (collectively referred to as the "Utility"), which appears in the Current Report on Form 8-K, dated March 4, 2002, of NorthWestern Corporation. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
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Portland, Oregon
March 4, 2002